UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 11, 2009

Interleukin Genetics, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-32715	94-3123681
(Commission File Number)	(IRS Employer Identification No.)

135 Beaver Street Waltham, MA	02452
(Address of Principal Executive Offices)	(Zip Code)

(781) 398-0700

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 14, 2009, Interleukin Genetics, Inc. (the “Company”) issued a press release to report its consolidated financial results for its fiscal quarter ended March 31, 2009. A copy of that press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information set forth in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 27, 2009, the Company issued a press release disclosing that it had submitted a plan to NYSE Amex LLC (the “Exchange”), which outlines the actions the Company has taken, or will take, to regain compliance with the continued listing standards set forth in Section 1003(a)(iii) of the Exchange’s Company Guide by June 23, 2010 (the “Compliance Period”).

On March 27, 2009, after a review of the compliance plan initially submitted by the Company, the Corporate Compliance Staff of the Exchange (the “Staff”) determined that the compliance plan did not make a reasonable demonstration of the Company’s ability to regain compliance with the continued listing standards within the Compliance Period.  The Company appealed the Staff’s determination.

On May 11, 2009, the Company was notified by the Staff that the Staff has accepted the Company’s plan to meet the Exchange’s continued listing standards and has granted the Company an extension to become compliant, through December 31, 2009.  As a result of the Staff’s extension, the Company was not required to attend a hearing before the Listing Qualifications Panel, as discussed in the Company’s press release dated March 30, 2009.  The Company will be subject to periodic review by the Staff during the extension period. In addition, while the Company expects to comply with all applicable requirements for continued listing on the Exchange by December 31, 2009, there can be no assurance that the Company will be able to do so.

On May 14, 2009, the Company issued a press release to report the Staff’s determination.  A copy of that press release is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

For additional information with respect to the subject matter of this filing and the correspondence that the Company has received from the Exchange, see the Company’s Current Reports on Form 8-K filed on December 29, 2008, January 15, 2009 and March 31, 2009.

Item 9.01. Financial Statements and Exhibits.

(d) The following exhibit is furnished with this report:

Exhibit No.	Description

99.1	Earnings Press Release dated May 14, 2009.

99.2	AMEX Press Release dated May 14, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interleukin Genetics, Inc.
(Registrant)

Date: May 15, 2009	/s/ ELIOT M. LURIER
Eliot M. Lurier
Chief Financial Officer
(Signature)